UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 24, 2008
GEORGIA-CAROLINA BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-22891	58-2326075

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 Wheeler Road, Augusta, Georgia	30909

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(706) 731-6600

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
          On April 24, 2008, J. Randal Hall tendered his resignation from the boards of directors of Georgia-Carolina Bancshares, Inc. (the “Company”) and First Bank of Georgia, effective April 30, 2008. Mr. Hall will be sworn in as a federal judge on May 1, 2008 and can no longer serve as director of a public company due to the rules of ethics pertaining to federal judges. Mr. Hall has served as a director since 1997, and the Company appreciates his valuable service.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA-CAROLINA BANCSHARES, INC.
By:	/s/ Patrick G. Blanchard
Patrick G. Blanchard
President and Chief Executive Officer

Dated: April 29, 2008